Earnings Per Share (''EPS'') (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Jun. 28, 2015	Jun. 29, 2014	Jun. 30, 2013
Reconciliation of the components of the basic and diluted per share
Net Income Attributable to STRATTEC	$ 20,654	$ 16,424	$ 9,375
Less: Income Attributable to Participating Securities	258	296	171
Net Income Attributable to Common Shareholders	$ 20,396	$ 16,128	$ 9,204
Weighted Average Shares of Common Stock Outstanding	3,515	3,428	3,327
Incremental Shares – Stock based Compensation	89	85	52
Diluted Weighted Average Shares of Common Stock Outstanding	3,604	3,513	3,379
Basic Earnings Per Share	$ 5.80	$ 4.70	$ 2.77
Diluted Earnings Per Share	$ 5.66	$ 4.59	$ 2.72